UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2011
SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-791-7600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
On June 1, 2011, Sealed Air Corporation, a Delaware corporation (“Sealed Air”), and Diversey Holdings, Inc., a Delaware Corporation (“Diversey”), issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2011, by and among Sealed Air, Solution Acquisition Corp., a wholly-owned subsidiary of Sealed Air, and Diversey. A copy of the press release is attached as Exhibit 99.1 to this report and is furnished herewith.
On June 1, 2011, Sealed Air provided supplemental information regarding the transactions contemplated by the Merger Agreement in a presentation to investors. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is furnished herewith.
The information in this Item 7.01 of this Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.
Additional Information
This communication is being made in respect of the proposed merger involving Sealed Air and Diversey. The common stock of Sealed Air to be issued pursuant to the merger will be issued in a private placement exempt from the registration requirements of the Securities Act. Pursuant to the Merger Agreement, Sealed Air has agreed to file a resale registration statement which is required to be effective at the closing of the merger.
Forward-Looking Statements
This Current Report on Form 8-K and the information furnished herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “will” and similar expressions. These statements include comments as to Sealed Air’s beliefs and expectations as to future events and trends affecting Sealed Air’s business or the successful outcome of the business combination. Examples of such forward-looking statements may include, but are not limited to, statements about the benefits of the business combination transaction between Diversey and Sealed Air, potential synergies and cost savings, the potential accretion of the transaction to Sealed Air’s earnings and free cash flow, future financial and operating results, the expected timing of the completion of the transaction and Sealed Air’s plans, objectives, expectations and intentions with respect to future operations, products and services. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general business and economic conditions; the competitive environment; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; the businesses of Sealed Air and Diversey may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and adverse effects of the merger on employee retention and on Sealed Air’s and Diversey’s business relationships with third parties, including key customers and distributors. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in Sealed Air’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as may be updated by Sealed Air’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. While Sealed Air may elect to update forward-looking statements at some point in the future, Sealed Air specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release, dated June 1, 2011

99.2	Investor Presentation, dated June 1, 2011

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION
Date: June 1, 2011	By:	/s/ H. Katherine White
		Name:	H. Katherine White
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 1, 2011

99.2	Investor Presentation, dated June 1, 2011